Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24G

FIFTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Fifty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (as defined below):

1.	TWC hereby requests and CSG agrees to provide its Order Account Audit Tool (“OAAT”) that will include a series of edits during the order creation process by TWC’s Customer Service Representatives (“CSRs”) that will notify the CSR if an order has violated an order audit rule. OAAT will allow CSRs to complete orders with higher accuracy.

a) As a result, Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement is modified by adding the following to the Section entitled “Additional Services”:

Order Account Audit Tool (OAAT)

b) As a result, Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement is modified by adding the following to the Section entitled “Services Description”:

OAAT Services. The OAAT will allow Customer Service Representatives (“CSRs”) to complete orders with a higher degree of accuracy by providing a series of edits during the order creation process that will notify CSRs if the order has violated a rule. CSG shall develop and provide a hosted database, which will include all Customer audit rules created at Customer’s request in connection with the OAAT Service. The hosted OAAT Services architecture will provide for production and hot backup for failover protection.

c) As a result, Schedule F, “Fees,” of the Agreement shall be amended to include the following fees for the Services to be performed in connection with the development, implementation and support of the OAAT. For avoidance of doubt, *** ******* *** ***-**** fees for the OAAT Service set forth below, includes usage by all Participating Affiliates that desire, from time to time, to use and receive the OAAT Service (subject to the support limitation noted below):

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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2.	Participating Affiliates may use and receive the OAAT Services without any requirement that such Additional Service be set forth in any such Participating Affiliate’s Affiliate Addendum. Subject to Note 4 of Schedule F, Fees, relating to the ********** ******, in addition to TWC’s termination rights set forth in Article 6 of the Agreement, TWC shall also have the right to terminate any Customer’s use or receipt of the OAAT Services, if applicable, for convenience, without notice to CSG, and TWC may terminate the OAAT Services in their entirety upon written notice to CSG upon which all OAAT Recurring Monthly Fees shall cease.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the day and year last signed below (“Effective Date”).

TIME WARNER CABLE INC. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Frank Boncimino	By:	/s/ Peter E. Kalan
Name: Title: Date:	Frank Boncimino SVP, Chief Information Officer December 15, 2011	Name: Title: Date:	Peter E. Kalan President, CEO 12/21/2011